SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

29   SUBSEQUENT EVENTS

Private Placement of Convertible Senior Notes

On March 8, 2022, the Company completed the private placement of convertible senior notes due 2029 (the “Notes”) with aggregate principal of US$ 620,000 thousand to certain investors. The Notes bore an annual interest rate of 0.25% and are convertible into American Depositary Shares (“ADSs”) or Class A ordinary shares of the Company at the option of the holders, at any time prior to the close of business on the third scheduled trading day (or the fifth scheduled trading day, if the converting holder elects to receive Class A ordinary shares in lieu of ADSs) immediately preceding the maturity date at a conversion price initially being US$ 50 per ADS, subject to customary anti-dilution adjustments. The Company has the right to force a conversion by the holders of all (but not some only) of the relevant series of Notes at any time on or after the fifth anniversary of the issuance of the Notes in exchange for ADSs or Class A ordinary shares at the then-prevailing conversion rate, provided certain conditions are met. In addition, the Company has the right to redeem all (but not some only) of the relevant series of Notes upon the occurrence of certain changes in tax law subject to a right of holders of such Notes to elect not to have their Notes to be redeemed. The holders of the Notes have the right to require the Company to repurchase all or part of their Notes in cash on the fifth anniversary of the issuance of the Notes, or in the event of certain fundamental changes, in each case at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus any accrued and unpaid interest to, but excluding, the repurchase date.